SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                Date of Report (date of earliest event reported):
                                 October 7, 1999
                        ASSOCIATED MEDICAL DEVICES, Inc.
             (Exact Name of Registrant as Specified in its Charter)




     Nevada                       09489                         88-0164955
     -------------                -----------                   ------------
     State of                     Commission                    IRS Employer
     Incorporation                File Number                   I.D. Number









      1005-750 W. Pender Street,Vancouver, British Columbia,Canada V6C 2T8
      --------------------------------------------------------------------
                     Address of principal executive offices
                  Registrant's telephone number: (604) 681-6186
                                                 --------------

Item 1.   Changes in Control of Registrant

         (a) Pursuant to an agreement dated as of July 1, 1999, and finally executed on October 20, 1999, John F. Huguet ("Huguet") and Gold Crown Holdings Limited, a corporation organized under the laws of Jersey ("Gold Crown") acquired 4,968,000 restricted shares of Registrant's common stock, comprising approximately 85% of Registrant's issued and outstanding Shares, in exchange for 100% of the issued and outstanding common stock of Euro American Business Group, Inc., a New York corporation owned by Huguet and Gold Crown. Contemporaneously thereto, Huguet and Gold Crown purchased 25,000 shares of Registrant's common stock from Glenn A. Little, a director of Registrant, for $200,000. In anticipation of the execution of the above agreement, on October 7, 1999, a majority of Registrant's shareholders, acting by written consent, appointed Huguet. Randy Dotten and Heather Nobles as directors of the Registrant. At the same time, Glenn A. Little and Matthew Blair tendered their resignations as directors of the Registrant. On October 18, 1999, Registrant's directors elected
F. Huguet to the office of President, Christina Cepeliauskas to the offices of Treasurer and Chief Financial Officer and Randy Dotten to the office of Secretary.

         The following table sets forth, as of October 20, 1999, certain information as to the stock ownership of the Registrant's directors and executive officers, its directors and executive officers as a group, and of each person known to the Registrant to be the owner of the more than five percent of the Registrant's voting securities, i.e., its common stock, par value $.001.


                                       Number of Shares of
Name and Address of Beneficial Owner   Common Stock
or Member in Group                     Beneficially Owned (1)  Percent of Class
------------------------------------   ----------------------  ----------------
John F. Huguet                             2,484,000                 42.5%
1005-750 W. Pender Street
Vancouver, British Columbia
Canada V6C 2T8

Gold Crown Holdings Limited                2,484,000                 42.5%
Herald Trust Company Ltd.,
Herald House
22 Hill Street
St. Hellier, Jersey JE4 8X2

Randy Dotten                               -0-                       -0-
620 North Howard Avenue
Montebello, California 90640

Heather Nobles                             -0-                       -0-
600 East 97th Street
Inglewood, California 90301

Christina Cepeliauskas                     -0-                       -0-
314 7th Avenue
New Westminster, British Columbia
Canada V3L W5

All Directors and Executive Officers       4,968,000                 85%
as a Group (4 persons)

--------------
(1) All shares are beneficially owned and sole voting and investment power is held by the stockholder member.


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

Item 5. Other Events.

         On October 18, 1999, Registrant's directors authorized a forward split of the Registrants outstanding shares of common stock on a one share for 3.5 share basis, increasing the number of issued and outstanding shares of the Registrant's common stock to 20,454,833, to be effective October 28, 1999. At the same time, the directors resolved that the Registrant amend its Certificate of Incorporation to change its name to Yournet, Inc.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.
 Dated:  November 2, 1999


                                                ASSOCIATED MEDICAL DEVICES, INC.



                                                By: /s/John F. Huguet
                                                    ----------------------------
                                                    John F. Huguet, President
















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